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                                                                   EXHIBIT 10.24

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                            (Standard Option Version)

            Non-Qualified Stock Option Agreement (this "Option Agreement"), dated as of September 29, 1998 (i.e., the Grant Date), between UCAR International Inc. (the "Company") and ____________________________________ (the
"Participant").

            Pursuant to the UCAR International Inc. Management Stock Option Plan as amended through the date hereof (the "Plan"), a copy of which has been furnished to the Participant and the terms of which are incorporated herein by reference, the Company intends to provide incentives to certain management employees of the Company and its subsidiaries by providing them with opportunities to purchase shares of Common Stock.

            The Board of Directors of the Company or a duly constituted committee thereof has determined that it would be in the best interest of the Company and its stockholders to grant the options provided herein to the Participant under the Plan.

            In consideration of the covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Unless otherwise indicated, whenever capitalized terms are used in this Option Agreement, they shall have the meanings set forth in the Plan or, if not defined in the Plan, as set forth in the written employment agreement between the Participant and the Company or a Subsidiary or, if not defined in the Plan or such an agreement or if there is no such agreement, as set forth below.

            "CAUSE" shall mean (i) gross neglect or willful and continuing refusal by the Participant to substantially perform his duties (other than due to Disability), (ii) breach by the Participant of confidentiality obligations owed to the Company or any Subsidiary, (iii) willful engagement by the Participant in conduct which is demonstrably injurious to the Company or any Subsidiary (including, without limitation, a breach by the Participant of non-competition or non-solicitation obligations owed to the Company or any Subsidiary) or (iv) conviction or plea of NOLO CONTENDERE by the Participant to a felony or a misdemeanor involving moral turpitude.

            "RETIREMENT" means the Participant's retirement from employment by the Company and its Subsidiaries (i) with the right to receive a non-actuarially reduced pension benefit under the UCAR Carbon Retirement Plan or (ii) if not eligible to participate therein or if such plan is not then in effect or shall have been changed in a manner which makes it materially more onerous to become eligible to receive such a benefit than it is on the Grant Date, at any time after attaining age 62 with at least 10 years of employment with the Company and its Subsidiaries or after attaining age 65 or after attaining that age where the sum of the Participant's age and years of employment with the Company and its Subsidiaries equals or exceeds 85.

                                   ARTICLE II

                                GRANT OF OPTIONS

            2.1 GRANT OF OPTIONS. The Participant is hereby granted Options representing the right to acquire ________ shares of Common Stock. Such Options are Standard Options. Unless otherwise indicated herein, references herein to "Options" means the Options granted hereby.

            2.2 EXERCISE PRICE. The Exercise Price of the Options shall be $17.06 per share (i.e., the Fair Market Value of the Common Stock on the Grant Date or the last trading day prior to the Grant Date, whichever is provided in the Plan).

                                   ARTICLE III

                            EXERCISABILITY OF OPTIONS

            Options shall vest upon the earliest to occur of the events described in Sections 3.1, 3.2, 3.3 or 3.4, but subject to the limitations set forth in Section 3.6, and shall become exercisable as described in Section 3.5:

            3.1 TIME VESTING. If not sooner vested, all Options shall vest on September 29, 2005 (i.e., the seventh anniversary of the Grant Date).

            3.2 VESTING UPON CHANGE IN CONTROL. If not sooner vested, all Options shall vest upon the occurrence of a Change in Control.

            3.3    ACCELERATED VESTING.

                   (a) One-third (_____) of the Options shall vest on September 29, 1999 (i.e., the first anniversary of the Grant Date) or the Participant's termination of employment by the Company or its Subsidiaries without Cause or lay-off prior to September 29, 1999;

                   (b)  Regardless  of whether  Options  shall have vested under
Section 3.3(a): one-third (_____) of the Options shall vest on the date when the Fair Market Value of the Common Stock shall have exceeded, for 20 consecutive trading days, $20.50 per share (i.e., approximately 120% of the Fair Market Value of the Common Stock on the Grant Date); and one-third (_____) of the Options shall vest on the date when the Fair Market Value of the Common Stock shall have exceeded, for 20 consecutive trading days, $24.00 per share (i.e., approximately 140% of the Fair Market Value of the Common Stock on the Grant
Date).

            3.4 DISCRETIONARY VESTING. The Committee or the Board may, in its sole discretion, accelerate the vesting of any or all Options at any time and for any reason.

            3.5 EXERCISE; RESTRICTION ON EXERCISE. No unvested Options shall be exerciseable. All vested Options shall become exercisable at the time they first vest and shall cease to be exercisable at the time they expire as provided in
Section 3.6 or Article V; provided, however, that no vested Options shall be exercisable until the first anniversary of the Grant Date (i.e., September 29, 1999) unless such Options shall be vested under Section 3.2 or 3.4.

            3.6 EFFECT OF TERMINATION OF EMPLOYMENT AND OTHER EVENTS ON VESTING; EXPIRATION OF UNVESTED OPTIONS. Unless otherwise determined by the Board or the Committee, unvested Options (excluding, for purposes of clause (ii) below, Options which vest pursuant to Section 3.3(a)) shall cease to vest and shall expire upon (i) the Participant's Retirement, death or Disability, (ii) the Participant's termination of employment by the Company or its Subsidiaries without Cause or lay-off, (iii) the Participant's termination of employment by the Company or its Subsidiaries for Cause, (iv) the Participant's resignation from employment with the Company or its Subsidiaries or (v) expiration as provided in Article V.

                                   ARTICLE IV

                               EXERCISE OF OPTIONS

            4.1 PERSON WHO CAN EXERCISE. Options may only be exercised by the Participant, except that, in the event of Disability, Options may be exercised by the Participant's legal guardian or legal representative and, in the event of death, Options may be exercised by the executor or administrator of the Participant's estate or the Person or Persons to whom the Participant's rights under the Options pass by will or the laws of descent and distribution.

            4.2 PROCEDURE FOR EXERCISE. Vested Options may be exercised in whole or in part with respect to any portion thereof that is exercisable. To exercise an Option, the Participant (or such other Person who shall be permitted to exercise the Option as set forth in Section 4.1) must complete, sign and deliver to the Company an Exercise Notice together with payment in full of the Exercise Price multiplied by the number of shares of Common Stock with respect to which the Option is exercised. Payment of the Exercise Price shall be made in cash (including check, bank draft or money order). The right to exercise the Option shall be subject to the satisfaction of all conditions set forth in the Exercise Notice. In lieu of paying the Exercise Price, upon the Participant's (or such other Person's) request, with the Committee's or the Board's consent (which may or may not be given in its sole discretion), the Company shall deliver to the Participant a number of shares of Common Stock equal to (A) divided by (B) where
(A) is the excess of (i) the Fair Market Value of a share of Common Stock on the date on which the Exercise Notice is received by the Company (i.e., the exercise date), over (ii) the Exercise Price, multiplied by (iii) the number of shares for which the Option is being exercised, and (B) is the Fair Market Value of a share of Common Stock on the exercise date.

            4.3 CONDITIONAL EXERCISE IN CONTEMPLATION OF ACCELERATED VESTING. In contemplation of accelerated vesting, the Participant (or such other Person who shall be permitted to exercise Options as set forth in Section 4.1) may conditionally exercise, at least 15 days prior to such accelerated vesting, all or a portion of the Options which are exercisable and which will become exercisable upon such accelerated vesting. Such conditional exercise shall become null and void if such accelerated vesting does not occur within six (6) months following the date of such conditional exercise. A conditional exercise shall become binding upon the Participant (or such other Person) and such Participant (or such other Person) shall become obligated to pay the Exercise Price therefor upon the occurrence of such accelerated vesting.

            4.4 LIMITED STOCK APPRECIATION RIGHT. Upon the written request of the Participant (or such other Person who shall be permitted to exercise Options as set forth in Section 4.1), the Company may, in its sole discretion, cancel any vested Option (in whole or in part) and pay the Participant the excess of the (i) the Fair Market Value of a share of Common Stock on the date on which the request is received by the Company, over (ii) the Exercise Price, multiplied by (iii) the number of Option Shares subject to the Option which is being cancelled (the "Cancellation Amount"); PROVIDED, HOWEVER, that, coincident with any transaction which is reasonably likely to result in a Change in Control, the Company may, in its sole discretion, without a Participant's consent, cancel any Option (in whole or in part) and pay the Participant the Cancellation Amount.

            4.5 WITHHOLDING OF TAXES. The Company and its Subsidiaries shall withhold from any amounts due and payable by the Company and its Subsidiaries to the Participant (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any Option Shares issuable under this Option Agreement, and the Company may defer such issuance until such withholding or payment is made unless otherwise indemnified to its satisfaction with respect thereto.


                                    ARTICLE V

                              EXPIRATION OF OPTIONS

            5.1 EXPIRATION. Vested and unvested Options shall expire at 5:00 p.m. Eastern Standard Time on September 29, 2008 (i.e., the tenth anniversary of the Grant Date).

            5.2 EARLIER EXPIRATION. Options shall expire sooner than provided in Section 5.1 as follows:

                   (a) all unvested Options shall expire as provided in
Section 3.6;

                   (b) upon the Participant's termination of employment by the Company or its Subsidiaries for Cause, all vested Options shall expire immediately;

                   (c) upon the Participant's termination of employment by the Company or its Subsidiaries in connection with a lay-off, all vested Options shall expire upon the earlier of (i) the third anniversary of such termination or (ii) the expiration of the Options under Section 5.1;

                   (d) upon the Participant's resignation from employment with the Company or its Subsidiaries other than in connection with death, Disability or Retirement, all vested Options shall expire upon the effective date of such resignation or termination; and

                   (e) upon the Participant's termination of employment by the Company or its Subsidiaries for any reason other than for Cause or in connection with death, Disability or a lay-off, all vested Options shall expire upon the effective date of such resignation or termination.

            5.3   CANCELLATION.   Vested  and  unvested   Options  which  expire
unexercised shall be treated as cancelled.


                                   ARTICLE VI

                                  MISCELLANEOUS

            6.1 OPTIONS NOT TRANSFERABLE. Options may not be Transferred (other than by will or laws of descent and distribution). Any attempt to effect a Transfer of Options that is not permitted by the Plan or this Option Agreement shall be null and void.

            6.2 NOTICES. All notices, requests and demands to or upon a party hereto must, to be effective, be in writing and shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows or to such other address of which the intended receiving party hereto shall have been duly notified hereunder:

(a)   If to the Company, to the following address:

                  UCAR International Inc.
                  39 Old Ridgebury Road
                  Danbury, CT 06817
                  Attn:  Corporate Secretary
                  Telecopy: (203) 207-7770

(b) If to the Participant, to the address or telecopy number as shown on the signature page hereto.

            6.3 AMENDMENT. This Option Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Option Agreement.

            6.4 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein without regard to the conflicts of law principles thereof.

            6.5 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Option Agreement.

            IN WITNESS WHEREOF, this Option Agreement has been executed and delivered by the parties hereto.



PARTICIPANT                               UCAR INTERNATIONAL INC.


___________________                       By: __________________________
Signed                                    Name: ________________________
                                          Title: _______________________

Name: _______________________________
Home Address: _______________________
              _______________________

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                               (Director Version)


            This Non-Qualified Stock Option Agreement (the "Option Agreement"), dated as of ________________, is made by and between UCAR International Inc., a Delaware corporation (the "Company"), and _________________ (the "Participant").

            Pursuant to the UCAR International Inc. Management Stock Option Plan (the "Plan") (a copy of which is attached hereto and the terms of which are hereby incorporated by reference), the Company intends to provide incentives to non-employee directors of the Company by providing them with opportunities for ownership of shares of Common Stock.

            The Board of Directors of the Company (the "Board") has determined that it would be in the best interests of the Company and its stockholders to grant the Options provided for herein to the Participant under the Plan.

            In consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS


            Whenever capitalized terms are used in the Option Agreement as defined terms they shall have the meaning set forth in the Plan or as set forth below, unless the context clearly indicates to the contrary.

            "EXERCISE PRICE" shall mean the amount that the Participant must pay to exercise an Option with respect to one share of Common Stock subject to such Option, as determined in Section 2.2.

            "FAIR MARKET VALUE" shall mean, with respect to any Common Stock, the average of the high and low trading prices of the 20 business days immediately preceding the day of the valuation.

                                   ARTICLE II

                                GRANT OF OPTIONS


           2.1 GRANT OF OPTIONS. The Board hereby grants to the Participant Time Options representing the right to acquire ____________ shares of Common Stock.


           2.2 EXERCISE PRICE. The Exercise Price of Options granted hereunder shall be $_____ per share.


                                  ARTICLE III

                            EXERCISABILITY OF OPTIONS


           3.1 OPTIONS. All Options granted pursuant hereto shall [vest and become exercisable] on ____________.


           3.2 ACCELERATION EVENTS. [Notwithstanding Section 3.1, all Options granted pursuant hereto [are fully vested at the time of grant and] shall become [fully vested and exercisable] upon the first to occur of the following Acceleration Events: (i) a Director ceases to be a Director on account of death or Disability or (ii) a Change in Control.]


                                   ARTICLE IV

                               EXERCISE OF OPTIONS


           4.1 RIGHT TO EXERCISE. The Options granted hereunder may only be exercised by the Participant (except that, in the event of his Disability, Options may be exercised by his or her legal guardian or legal representative). In the event of the Participant's death, exercise of Options shall be made only by the executor or administrator of the deceased Participant's estate or the Person or Persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution.


           4.2 PROCEDURE FOR EXERCISE. Options may be exercised in whole or in part with respect to any portion that is exercisable. To exercise any Option granted hereunder, the Participant (or such other Person who shall be permitted to exercise the Option as set forth in Section 4.1) must complete, sign and deliver to the Company (to the attention of the Company's Secretary) a notice of exercise substantially in the form of ANNEX I to the Plan (or in such other form as the Board may from time to time adopt and provide to the Participant) (the "EXERCISE NOTICE"), together with payment in full of the Exercise Price multiplied by the number of shares of Common Stock with respect to which the Option is exercised. Payment of the Exercise Price shall be made in cash
(including check, bank draft or money order). The Participant's right to exercise the Option shall be subject to the satisfaction of all conditions set forth in the Exercise Notice. In lieu of paying the Exercise Price, upon the Participant's request, with the Committee's approval (which may or may not be given in its sole discretion) the Company shall deliver to the Participant a number of shares of Common Stock equal to (A) divided by (B) where (A) is the excess of (i) the Fair Market Value of a share of Common Stock, over (ii) the Exercise Price, multiplied by (iii) the number of shares for which the Option is being exercised, and (B) is the Fair Market Value of a share of Common Stock.

           4.3 CONDITIONAL EXERCISE IN CONTEMPLATION OF AN ACCELERATION EVENT. In contemplation of an Acceleration Event, the Participant may conditionally exercise, at least 15 days prior to such event, all or a portion of his Options which are exercisable and which will become exercisable upon the occurrence of the Acceleration Event. Such conditional exercise shall become null and void if the anticipated Acceleration Event does not occur within six (6) months following the date of such conditional exercise. A conditional exercise shall become binding upon the Participant (and such Participant shall become obligated to pay the Exercise Price therefor) upon the occurrence of the Acceleration Event.

           4.4 LIMITED STOCK APPRECIATION RIGHT. Upon the Participant's request, the Company may, cancel any Option (in whole or in part) granted hereunder and pay the affected Participant, the excess of the (i) the Fair Market Value of a share of Common Stock, over (ii) the Exercise Price, multiplied by (iii) the number of shares for which the Option is being cancelled.

           4.5 WITHHOLDING OF TAXES. The Company shall withhold from the Participant from any amounts due and payable by the Company (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any Option Shares issuable under the Plan, and the Company may defer such issuance unless indemnified to its satisfaction.


                                    ARTICLE V

                              EXPIRATION OF OPTIONS


           5.1 EXPIRATION DATE. Options shall expire at 5:00 p.m. Eastern Standard Time on January 25, 2007.

           5.2 EARLIER EXPIRATION DATE. Notwithstanding Section 5.1, Options shall expire four (4) years following the date the Participant ceases to be a Director.

                                   ARTICLE VI

                                  MISCELLANEOUS


           6.1 OPTIONS NOT TRANSFERABLE. Options may not be Transferred (other than by will or descent). Any attempt to effect a Transfer of Options that is not permitted by the Plan or this Agreement shall be null and void and of no effect.


           6.2 NOTICES. All notices, requests and demands to or upon the parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows to the Company and the Participant, or to such other address as may be hereafter notified by the parties hereto:

           (a) If to the Company, to it at the following address:


                  UCAR International Inc.
                  39 Old Ridgebury Road
                  Danbury, CT 06817
                  Attn:  Corporate Secretary
                  Telecopy:  (203) 207-7770

           (b) If to the Participant, to him at his address or telecopy number as shown on the signature page hereto,or at such other address or telecopy number as either party shall have specified by notice in writing to the other.

           6.3 AMENDMENT. This Option Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Option Agreement.

           6.4 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein without regard to the conflicts of law principles thereof.

           6.5 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Option Agreement.


                                    * * *

            IN WITNESS WHEREOF, this Option Agreement has been executed and delivered by the parties hereto.

                                    UCAR INTERNATIONAL INC.




                                     ___________________________________________
                                     Peter B. Mancino


PARTICIPANT



                                     Name: _____________________________________
__________________
Signed
                                    Home Address:_______________________________